UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2003

ORIENTAL FINANCIAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Commonwealth of Puerto Rico	001-12647	66-0538893

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Professional Offices Park 1000 San Roberto Street San Juan, Puerto Rico	00926

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(787) 771-6800

Item 5. Other Events and Regulation FD Disclosure.

     The Results of Operations and Financial Condition disclosed hereinafter under Item 12 are hereby incorporated by reference under this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description of Document

99	Press Release dated July 22, 2003.

Item 12. Results of Operations and Financial Condition.

     On July 22, 2003, Oriental Financial Group Inc. (the “Company”) released its financial results for the quarter and full fiscal year that ended June 30, 2003. A copy of the Company’s press release, dated July 22, 2003, reporting such results is attached as an exhibit to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIENTAL FINANCIAL GROUP INC.

Date: July 24, 2003	By:	/s/ Norberto González

Norberto González
Executive Vice President and Acting Principal Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Document

99	Press Release dated July 22, 2003.